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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 14, 2002





                        TRI-UNION DEVELOPMENT CORPORATION
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)



            TEXAS                       333-66282               73-0381207
            -----                       ---------               ----------
(State or other jurisdiction of         Commission            (I.R.S. Employer
 incorporation or organization)         File Number          Identification No.)



       530 LOVETT BOULEVARD
           HOUSTON, TEXAS                                           77006
 ---------------------------------------                            -----
(Address of principal executive offices)                          (Zip Code)



      Registrant's telephone number, including area code: (713) 533-4000



                                 NOT APPLICABLE
             (Former name, former address and former fiscal year, if
                           changed since last report)


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ITEM 9.   REGULATION FD DISCLOSURE.

         On August 14, 2002, the Principal Executive Officer, James M. Trimble, and the Principal Financial Officer, Suzanne R. Ambrose, of Tri-Union Development Corporation, a Texas corporation (the "Company"), furnished certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to the Securities and Exchange Commission.

         A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            TRI-UNION DEVELOPMENT CORPORATION



Date: August 14, 2002                       By: /s/ Suzanne R. Ambrose
                                               ---------------------------------
                                                Suzanne R. Ambrose
                                                Chief Financial Officer



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                                INDEX TO EXHIBITS


     Item     Exhibit
     ----     -------

      99.1 Certification of James M. Trimble, President and Chief Executive Officer, of Tri-Union Development Company, Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

      99.2 Certification of Suzanne R. Ambrose, Chief Financial Officer, of Tri-Union Development Company, Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.